Technology Tour Ft. Worth, TX - Los Angeles, CA June 3 – 4, 2013

Forward Looking Statements We want to remind everyone that our comments may contain forward-looking statements that are inherently subject to uncertainties. We caution everyone to be guided in their analysis of Dover Corporation by referring to our Form 10-K for a list of factors that could cause our results to differ from those anticipated in any such forward-looking statements. We would also direct your attention to our website, www.dovercorporation.com, where considerably more information can be found. 2

Opening Comments 3  Global market review  Segment review • Energy is on track for growth in 2013 driven by international growth in production and downstream • Engineered Systems seasonally growing as expected • Communication Technologies on track for Q2 growth; well-positioned for 2H product launches • Printing & Identification growing in U.S. and Asia, offset by weak European markets

Spin Off of Knowles 4  Transaction will allow Knowles to pursue a more aggressive growth strategy • Invest to expand technology and manufacturing leadership • Commitment to innovation  Dover continues to be focused on its key industrial end-markets • Energy, Engineered Systems and Product Identification receive focused growth investment  Dover continues balanced capital allocation policy • Internal growth, acquisitions, dividend growth and share repurchases  Benefits to shareholders • Unlocks Knowles’ growth potential • Simplifies Dover’s business profile Clear Focus on Distinct Growth Strategies and Business Models Will Allow Each Company to Create Significant Value for Shareholders

Technology & Innovation 5  Dover continues to win in its markets through customer-focused innovation and product development  Innovation drives customer intimacy, resulting in a fair price for value delivered • We win when our customers win  Norris Production Solutions is a great example of acquiring leading technology, brands and market presence, and globalizing to serve expanding artificial lift markets  Hillphoenix’ and Anthony’s leading technologies allows its customers to solve significant issues • Increase energy efficiency; reduce costs • Improve the shopping experience to drive more sales through the store

Bill Spurgeon Chief Executive Officer - Dover Energy

Energy 7 Printing & Identification 12% Energy 26% 19% 54% 27% Revenue by End-Market Drilling Production Downstream Key Brands Communication Technologies 19% Drilling Production Downstream Engineered Systems 43% DOVER 2013F REVENUE $8.7 - $8.9B 2012

Attractive Long Term Markets – Energy Demand 8  Energy demand in non-OECD to double by 2040  Electricity generation drives significant portion of demand growth – NG leading the way  Continued development of heavy and shale oil  Accelerating depletion driving increased need for artificial lift to meet demand growth Oil and gas demand… ...continue to be a large part of energy mix Drilling Production Downstream Market Growth Exxon Energy Outlook - 2013 Quadrillion BTU 0 100 200 300 400 500 600 700 800 1990 2000 2010 2025 2040 Oil Gas Coal Nuclear Biomass Hydro Other renewables 34% 32% 22% 27%

Energy Market Sectors 9  Drilling is continually becoming more efficient  International Shale Development  Fracking – no broad based restrictions anticipated  Increased need for Artificial Lift Systems (ALS)  Growth in compression driven by enhanced oil recovery (EOR) and continuing pipeline build out  Continued growth in automation and remote monitoring  Increasing enactment and enforcement of environmental regulation  Increasing usage of NG as fuel and feedstock  Continuing build out of infrastructure in developing economies  Lack of pipeline infrastructure driving record crude oil transport by rail in NA Drilling Market Size: $2B Production Market Size: $18B Downstream Market Size: $6B

Drilling and Production Revenue Becoming Less Correlated to NA Rig Counts 10  US rig count up only 2% while wells drilled up almost 10% in 2012  New technologies – pad drilling, quicker rig assembly/disassembly, walking drill rigs  Faster rates of penetration  Extended horizontal laterals – up to 2 miles  Higher torque and horse power rigs – over 60% of fleet  Horizontal rigs almost doubled since start of 2010 while vertical rigs are flat

Growing Downstream - Roadmap for Growing the OPW Platform 11 Market Retail/ Commercial Fueling Clean Energy Industrial Fueling Fluid Transfer Current Offering • Nozzle & accessories • Piping and containment • Fuel control systems • Tank Gauge • Vapor recovery systems • Underground storage equipment • CNG , LPG, Hydrogen, Biofuel fueling equipment • Receptacles & accessories • LPG loading systems • Bulk fueling equipment • Loading Systems • Rail & cargo tank valves & fittings • Dry disconnects • Rack monitors • Valves & gauging products Target Technology • Services • Automation • Broader equipment package • LNG Nozzles, valves fittings & loading systems • High-speed industrial fueling • Custody transfer • Automation • Offshore fluid handling Global platform focused on customer driven solutions for safe & efficient handling and distribution of fuels and critical fluids worldwide Why are these markets attractive?  Global Infrastructure growth  Increasing energy demand, alternative fuels  Expanding environmental regulations  Initial focus: $3.0b+ global market growing at 5% -7% long term Building a platform of leading brands with global scale How do we get there?  Significant organic growth driven by  Emerging market growth  New products – efficiency & regulations  Acquisitions – 40+ targets identified  Acquire technologies and grow internationally

 Consistently outperform market growth • Total growth 2x rig count • Significantly outpacing global GDP • Organic growth – 12%  Continued growth outpacing market • Artificial lift • International expansion • Downstream growth • New technologies Long-Term Growth 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013F 2002 – 2012: 16% Revenue CAGR 12 NA Rig Count 2002-’12 CAGR 8.5% Global GDP 2002-’12 CAGR 3.4% $2.5B

Dan Newman President - Norris Production Solutions

Key Messages Artificial Lift is an attractive growth space:  Unconventional resources, such as shale and heavy oil, are altering energy investment strategies  Aging wells around the world are driving demand for artificial lift  Customers increasingly value broader artificial lift solutions and expertise  We are well-positioned with technologies from recent acquisitions and global strategies to capitalize on these market dynamics 14

What is Artificial Lift?  Artificial lift refers to the use of artificial means to increase the flow of liquids (oil, water) from a production well  Artificial lift is needed when there is insufficient pressure in the reservoir to naturally lift liquids to the surface- over 90% of active wells are utilizing artificial lift  Types of Artificial Lift • Reciprocating Lift (“Rod Lift”) • Progressing Cavity Pump (“PCP”) • Plunger Lift • Gas Lift • ESP Lift • Others such as Hydraulic and Jet Lift 15

Artificial Lift Market Overview Artificial Lift Market 2012 ($10.9 B) Rod Lift/PCP/Plunger/Gas Market NPS Market Share ~20% Plunger Lift 4% Gas Lift 5% PCP 7% Other 4% Rod Lift 29% ESP 49% Hydraulic 2% North America 57% EurAsia 16% MEA 4% Asia Pacific 13% Sources: ALS Market (Markets and Markets), Spears and Associates OMR Latin America 10% NPS Market Opportunity 16

Artificial Lift Portfolio Approach  Build broad portfolio of artificial lift technologies that add customer value  Acquire technologies to drive: • International growth • Penetration of new markets  Expand automation technologies that lower operating costs for customers and improve asset performance 17

Artificial Lift: Business Evolution 1 9 5 5 1 9 6 2 1 9 6 3 1 9 8 8 2 0 0 0 2 0 0 4 2 0 0 5 2 0 0 6 2 0 0 7 2 0 0 8 2 0 0 9 2 0 1 0 2 0 1 1 2 0 1 2 •Sucker Rods •Valves •Sucker Rod Guides •Sinker Bars •Coiled Rod •Automation Recent Acquisitions •Rod Pumps •Field Service •PC Pumps •PC Top Drives •Gas Lift •Nitrogen Generation •Plunger Lift •Well Servicing Tools $1 Billion Artificial Lift Provider Norris Production Solutions 18 2002 – 12: 14% Organic CAGR 2002- 12: 21% CAGR with acquisitions

Broad Portfolio Of Artificial Lift Technologies

19

Rod Lift	PCP	Plunger Lift	Gas Lift	Well Site Control	Well Service Equipment & Artificial Lift Services



Guides
Rods and couplings
Downhole Pump



Top Drive
Power Unit
Guides
Rod, Coiled or Conventional
Downhole Pump



Lubricator/ Catcher
Wireless Monitoring
Automatio n Equipment
Motor Valve
Arriva l Senso r
Flow Meter
Plunge r
Down-hole Equipment



Mandrels
Valves



Liquid Level Monitoring
Pressure Monitoring
Wellhead Valves
Automatio n Equipment
Flow Meter
Wireless Monitoring



Rapid Service Rig
Coiled Rod Trailer
Coiled Rod
X-celerator injector

NORRIS · OILIFT Technology Inc · PCS Ferguson · NORRISEAL · C-TECH

HARBISON-FISCHER · ALBERTA OIL TOOL · THETA OILFIELD SERVICES, INC. · PRO-ROD COILED ROD SOLUTIONS · MIDDLE EAST LLC nps

PRODUCT BREADTH

Rod Lift	PCP	Plunger Lift	Gas Lift	Well Site Control	Well Service
▪ Sucker Rods ▪ Rod Pumps ▪ Accessories ▪ Design Software	▪ Drive Head ▪ PC Pumps ▪ Drive Rods ▪ Coiled Rod	▪ Plungers ▪ Automation ▪ Motor Valves ▪ Design Software	▪ Valves ▪ Mandrels ▪ Nitrogen Services	▪ Valves ▪ Flow Control ▪ Tank Monitors ▪ Separators ▪ Automation	▪ Equipment ▪ RSRs ▪ TMX ▪ ALS Services

DOVER

Technology and Operational Advantage Over Competition 20 Our Technology Competition How We Win  Quality, reliability, performance and availability  Optimized design and application engineering  Quality, reliability, performance and availability  Application and Solutions engineering  Technology and service leadership Sucker Rods Downhole pumps PC Pump Drive Heads Plunger Lift Systems Weatherford, Tenaris GE/Lufkin, Weatherford Weatherford, NOV-R&M  Innovative and patented technologies  Environmentally sound designs-leak proof  Lowest cost to operate and maintain  Strong automation  Broadest solution offering  Unrivaled service and technical expertise  Quality products and availability Weatherford NPS operates leading brands in the artificial lift space

Solutions for Complete Production Life Cycle of a Well

21

Generate Revenues Through Well's Production Cycle



Rod pump System [HF, Norris]
PCP [Oil Lift, AOT]
Gas Lift [PCS]
Plunger Lift [FB, PCS]
Surface Equipment [Norriseal, CPSC]
XSPOC [Theta]
RodstarD [Theta]
Xrod [Theta]
Service Equipment [C-Tech]
Plungers [FB]
Pump Parts [HF]
NPS Services
System Design
Leading Brand Product Supply
Installation
Monitor and Report
In Situ Diagnostics
Repair and Replace
Maximize Customer Uptime
TMX [C-Tech]
RSR [C-Tech]
NPS Services
RODDIAG[Theta]
XDIAG[Theta]
Smart Plunger [PCS]
Dynostar [Theta]
iLevel [FB]
iChem [FB]
4000 Controller [PCS]

Typical Liquid Rich Shale Well Production Cycle



Well Kickoff: Nitrogen Generation
PCS
Free Flowing Well
High Initial Production
Declining Production
Introduce Artificial Lift: PCP, Rod Lift, Gas Lift
Norris, HF, Oil Lift, PCS
Continued Decline
Change lift method to match optimize production and minimize operating cost
Norris, HF, Oil Lift, PCS
Continued Decline
Eventual Abandonment

Technology Value Advantage- Rod Lift Solutions Our Sucker Rod Products  Quality, reliability, performance and availability  Strong design and application engineering Our Reciprocating Pumps  Quality, reliability  Application and Solutions engineering Vendor Value Map – Sucker Rods Vendor Value Map – Reciprocating Pumps Company A Company B Company C Relative Performance R e lat ive P ri c in g *Welling and Company Market Study Company F Company G Company E Relative Performance R e lat ive P ri c in g 22

Technology Value Advantage - Theta Mobile Access Our Rod Pumping Optimization Software  Leading SCADA for artificial lift systems- XSPOC  Over 40,000 wells being monitored and analyzed globally  Supports multiple forms of artificial lift  Easy use and set-up  Can be run internally to the customer or externally hosted  Expert Diagnostics Real-Time Access To Your Wells 23  Accessibility via smartphone or tablet XSPOC Is Used in the Largest POC Automation Project in the World With 4500 Rod Pumping Wells at Belridge Field

Automation Reduces Operating Costs 24 Smart systems optimize production so customers get the most from wells The 3DSO™ Plunger Arrival Sensor - optimizing plunger lift operations  Eliminating false arrivals  Long-term durability  maintenance-free operation  Patent pending  Increased sales 2X in 2012 The iChem Solar Injection Pump-reducing customers maintenance and operating expenses  protects against chemical leaks  Eliminates “just in case” over injection of chemical  Leverages PSG pump technology and NPS application knowledge  Expected sales increase of 3.5x in 2013 iLevel - facilitates health and safety initiatives while providing real time, accurate fluid production information  Leverages OPW leveling technology and NPS application knowledge  Reduces overflow events  Protects people and environment  Increased sales 2.5x in 2012

Technology Value Advantage- Top Drives and Rod Lock BOPs for PCP Lift Solutions 25 Our Top Drive Products Our Rod Lock BOP Products Solutions for optimizing production from sandy and heavy oil wells Rod Lock© BOPs The BOP That Clamps •Reduce Life Cycle costs • Service any PC drive head without a rig, reducing rig cost and manpower • Coil Side entry for tubing cleanout without removing the drive head •Enhance Safety • Eliminate having to suspend a PC drive on the winch line while holding the polished rod weight on the draw works line • The polished rod is locked out and cannot move while someone is working on the drive system Zero Spill© Stuffing Box •Reduce Life Cycle costs • Designed to exceed a 20 year life span • Gear Drive, no belt replacement costs • Eliminates oil spill clean-up costs •Enhance Safety • Enclosed Gear Drive • Fail Safe Brake Hydraulic Drive •Minimize Environmental Impact • Service a stuffing box or drive head on a live well without gas or liquid leakage •Minimize Environmental Impact • Zero-Spill© Stuffing box prevents Oil Spills • Over 10,000 drives with Zero Spill© Stuffing boxes are protecting your environment

NPS International Growth 26 NPS has a network of manufacturing, service and sales across North America and a growing presence overseas; positioned to capture strategic markets Expanding NPS Presence

Expanding Our Reach - Middle East & Africa 27 Market Opportunity  Light oil reserves depleting quickly  Estimates as high as 971 billion barrels of heavy oil deposits in Middle East  Growing heavy oil production in Oman, Egypt and Kuwait  Heavy oil production recovery techniques require artificial lift – increasing use of PCP  Over 24,000 producing wells in the region; half are equipped with artificial lift (ESP and Gas lift)  Artificial lift growing at a 13% CAGR Our Growth / Actions • Growing at a 29% CAGR • Continuing infrastructure investments in region for artificial lift • Application engineering; complete solutions • Africa business expansion • Expansion of equipment, footprint for rig services

Expanding Our Reach - Latin America 28 Market Opportunity  Oil production peaked at 10.7M Bbls/day and is declining roughly 0.6% per year while consumption has grown to 8.3MBB  Large ALS Market – 10% global market  Approximately 70,000 producing wells  Focus investments with highly fractured and low pressure fields, and heavy oil are attractive opportunities for artificial lift technologies and services Our Growth / Actions  Growing at a 35% CAGR  Creating local infrastructure  Regional management- Latin America  Sales & Service facilities  Partnering-agents and local service providers

Expanding Our Reach - SE Asia & Australia 29 Market Opportunity  Significant Coal bed methane reserves  ~1,500 wells drilled during the last five years with plans to add another 18,000 by 2020 to meet LNG commitments  All wells require artificial lift – rapidly growing PCP market  Service element provides pull thru opportunity Our Growth / Actions  Growing at a 61% CAGR  Expanding our presence  Regional management-SE Asia  Established regional footprint- manufacturing, sales, service  Business development & local specialists

Summary  Artificial lift – attractive growth space within energy segment  Aging wells and unconventional plays – drive artificial lift growth  Acquired technologies help us drive: • International growth • Penetration of new markets  Investments in regional infrastructure and local application knowledge  We are well positioned with broad portfolio and automation solutions to maximize growth 30

David Martin Managing Director - Harbison-Fischer

Business Overview – Harbison Fischer  Founded in 1933  Acquired by Dover - January, 2011  Market leader in down-hole rod- pumps  Manufacturing and distribution  >500 employees  36 field warehouses 32 l l l l l ll l l l l l l ll l l l ll l ll l l l l l l l l l l l l l l l l l l l Harbison-Fischer Norris/AOT

HF Business Model 33 30% 70% Well Age New Existing 20% 80% Well Type Gas Oil Strong recurring revenues at 70%  Multiple channels to market • Indirect - 80% • Direct - 20%  Direct delivery of product to oil / gas fields  Sales team influences well-site production decisions Business Model

Pumps: Broad Product Mix 34 Pump Part Types % of Value Barrel ~35% Plunger ~20% Valves Cages Ball and Seats ~20% 10% 10% Fittings ~25%

How Do I Choose a Pump For a Well? 35 Well Data Sheet Volume Depth Tubing size Pumping unit size Particulate size and type Corrosive properties Fluid levels Rod string design Products highly engineered to meet diverse customer needs

Harbison-Fischer’s Strategy To Differentiate 36 Local Availability  36 field warehouses, serving hundreds of “pump shop” locations  Significant inventory in field  Top well operator concern is availability during work-over period Application Engineering to Optimize Well Performance  Mix components to make hundred of millions of unique pumps  Participate in well operations reviews with end users  Detailed tracking of well performance and run-time  Largest & most technical sales force in pump industry Full Product Line With Highest Quality  One-stop shop for distributor for all pump components  No competitor matches breadth  Unique production processes for several key products Unique / Patented Products  Several specialty products to meet well needs  Protect IP aggressively

Technology Focused on Improving Production Efficiency

37

Data Management: Pump Tracker





- Proprietary database
  - ~1.5M records
- Detailed tracking and reporting:
  - Pump and well attributes
  - Root causes of failure
- Proven ability to use data to improve run-life, increase production, and lower well operating costs.
- Upgrade in 2013

Innovative Stuffing Boxes



- Injecta-Box stuffing Box with Pro-Align, Flap-Tite, and Enviro-Guard components
- Pro-Align – Patented
- Unique injectable packing allows service without shutting down pumping unit
- Flap-Tite and Enviro-Guard provide fail-safe mechanism to control well fluid spillage in the event of a failure

"Sand Flush" Plunger



- Patent Pending
- Leading edge of plunger designed to pull particulates away barrel-plunger interface. Fluid discharge ports located at leading edge flushes particulates on down stroke of pump.
- Application: Extremely abrasive well environment

"Sand Pro" Plunger



- Patented
- Upper plunger for wiping sand and a lower plunger for holding fluid pressure
- Application: Extremely abrasive well environment

DOVER

Synergies Captured Under Dover Ownership 38 Direct materials savings Back-office savings Production optimized Facility leverage Increased market access Sales force leverage New vendor sourcing Human capital ERP Ongoing activities  Lean Manufacturing  Disciplined Management  Focused Growth Strategies

Harbison-Fischer Growth Strategies 39 International growth with NPS 18% CAGR 2010-13F • Bakken & Eagleford Facilities & Sales Growth • New Channel Partners • National Accounts • NPD

Leveraging Business Model and Synergies to Drive Strong Results 40 2010 2013E Revenue 10% CAGR Growth  International penetration  Growth in existing channels  Product line expansions  Increased margins through productivity gains

Tom Giacomini Chief Executive Officer – Dover Engineered Systems

32% 45% 23% Revenue by End-Market Industrial Refrigeration & Food Equipment Fluid Solutions Engineered Systems 42 DOVER 2013F REVENUE $8.7 - $8.9B Printing & Identification 12% Energy 26% Communication Technologies 19% Engineered Systems 43% Key Brands Fluid Solutions Refrigeration and Food Equipment Industrial

Geography and Product Mix 43  Drive profitable growth in emerging economies • Fluids growing double digits in emerging markets • Strong market opportunities for Industrial companies as productivity and safety become more important in China and Brazil • Refrigeration global positioning significantly strengthened with Anthony and Advansor acquisitions  Key areas of new product development • Energy efficiency • Productivity enhancement • Lowest total cost of ownership  Driving recurring revenue • Enhanced service and aftermarket offerings  New product revenue will more than double in 2013 19% 81% Product Mix Recurring Revenue Core Products 7% 72% 15% 6% Geography Asia North America Europe Rest of World

Fluid Solutions Food & Refrigeration Industrial           International/ Developing Economies Global energy demand Sustainability Consumer product safety Tailwinds – Positioning For Growth 44

Developing Economy Growth: Fluids in Asia Fluids growing in Asia...  Pump sales in China grew from $6M in 2008 to $50M in 2012  Maag, Red Screw & Ebsray acquisitions significantly enhance pump position in Asia  New / expanded facility hosting PSG, Maag and Hydro  Multiple new product introductions tailored for Asian market  Significant investment in sales, engineering and local production yielding results ... Driven by market growth and investment 45

46

Driving Growth Through Energy Efficiency and Productivity - Lowest TCO

ESG - Half Pack Freedom


Experience the Future of Automation

- 27% payload increase vs. competition
- 22% improvement in fuel economy
- 33% increase in homes/hour

VSG - Shock Wave


SHOCK WAVE
2X FASTER

- 25-second rise and 19-second descent times are twice as fast as standard lifts
- Reduces installation cost by 80%

Hillphoenix - Pure View

- IP protected, integrated frame design
- Infinity edge "wall of glass" door design – aesthetically pleasing and best in energy
- 30%+ energy benefit over competitors' best-in-class offerings
- Will "tip" merchandisers reluctance to close traditionally open medium temperature cases



PURE VIEW™ DOOR SYSTEM

IT'S NOT JUST A DOOR.
IT'S A WHOLE NEW VISION
OF THE REACH-IN CASE.

PSG - Pro-Flo Shift

- New Air Distribution System (ADS) increases energy efficiency
- On average, 30% less compressed air consumed versus traditional technologies
- Only pump on the market with an advanced ADS made from chemically resistant plastic materials


Introducing
PRO-FLO SHIFT
The worlds most ENERGY EFFICIENT pump in its class.

DOVER

Bill Johnson President - Hillphoenix

Market Drivers - Refrigeration 48 Refrigeration $1.5B  Global retail refrigeration market: $12B  Addressable market: $4.6B  North American market growth rates: 2%-3% • Rate of adoption of close the case will accelerate growth  Market Drivers • Energy efficiency / green solutions • Regulations • Enhanced merchandising $3.8 $3.0 $3.0 $0.8 $0.4 $1.0 Global Refrigeration Market Europe China N. America S. America India All other$ in billions

1999 2003 2007 2004 2008 2010 2001 2005 2002 2006 2009 1996 1994 1997 1998 1995 2000 Barker acquisition gives HP leading specialty case business HP solidifies core case business through Tyler Refrigeration acquisition HP enters Walk Ins business through Natl. Cooler purchase EDC acquired; electrical systems complement HP product lines HP purchases Margaux, strengthens systems business Hill PHOENIX, Inc., is formed after acquisition of Hill Refrigeration 2011 HP enters Europe with purchase of Advansor A/S (Leader in Transcritical CO2 Transcritical Technology) 2012 Refrigeration History 49 Customer Responsive Solutions Addressing Energy and Merchandising Needs Despite Ever Changing Regulations Leader in Refrigerated Glass, Refresh and Close the Case

Overview: Market Trends

50

		Key Customers	Customer Trends	View of the Future
Equipment	2013 FCST Sales: 62%	Walmart Target Publix Costco Wegmans Kroger Others	○ More energy efficient products like PureView door cases.(E) ○ More specialty cases to drive higher margin sales of prepared foods.(M) ○ Moving to CO_2 and more sustainable refrigeration solutions.(E,R)	○ CO_2 will be preferred refrigerant.(R) ○ NSF and FDA regulatory tightening food safety.(R) ○ Retailers will be looking for cases that allow them to grow sales with merchandising creativity.(M)
Door Systems	2013 FCST Sales: 16%	OEM Case Mfg's Walmart Target 7/11 Quick Trip	○ Push for more energy efficient glass doors.(E) ○ Customers want a wall of glass look so product is more visible.(M)	○ DOE continues to legislate energy efficiency(E) ○ Anticipated NSF and FDA regulatory tightening.(R) ○ New technologies for energy efficiency, e.g. PureView, Infinity doors, next gen LED lighting
Aftermarket Services	2013 FCST Sales: 13%	Walmart Walgreens, Harris Teeter Publix Oxxo	○ Seeking turnkey provider; e.g. take-off to sign-off. ○ Manage logistics of large multi-site rollout. ○ Ability to capitalize on rebates.(R)	○ LED lighting retrofits; e.g. 1/3 energy, door lights, gas station canopy lights, lifetime reliability.(E) ○ CTC door retrofits with low-e glass products.(E,M) ○ R-22 Conversions.(R)
International	2013 FCST Sales: 9%	Walmart Soriana TESCO Sainsbury Costco	○ Systems and Cases are typically purchased through a turnkey supplier. ○ Retailers are evaluating CTC sites and investing in LED solutions. (M,E)	○ Close The Case is more active in markets with higher energy cost providing quicker paybacks.(E) ○ Food Safety requirements will force higher quality products by major retailers.(R) ○ Higher demand for global suppliers .

E- Energy M- Merchandising R- Regulatory/Sustainable/Green

DOVER

Global Refrigeration Locations 51 South Africa (Licensee for Cases/Glass) China (Glass / Doors) Denmark (CO2 Transcritical Systems) US (Systems, Cases, Specialty, Power, Walk-Ins, Glass) Canada (Aftermarket Services) Mexico (Turn key provider of cases, systems and aftermarket services) Brazil (Sales Office) Global Footprint Positions for Future Growth Costa Rica (Turn key provider of cases, systems and aftermarket services) Italy (Glass/Doors)

Refrigeration – Growth and Profitability Strategy 52  Continue to shift and improve portfolio mix towards higher margin, higher growth segments through product development • Drive energy leadership for case (PureView), systems, specialty products and door systems • Establish our position as the leading supplier of sustainable CO2 refrigeration systems • Leverage our new Anthony capabilities to extend customer base and penetration with existing customers and into C-store customers  Leverage our new geographic footprint to extend our technology leading products into higher growth markets • Use global Anthony operations to accelerate HP penetration • Close the case technology • Rapid engineering and configuration capability • Extend existing customer relationships to Central and South America • Use targeted growth/acquisition strategy to further extend business internationally

Refrigeration – How We Are Growing in 2013 53  Increasing presence in core domestic markets • Secured commitments in 2012 leading to 2013 growth • New major programs at key customers around R-22 phase out • New products (PureView door cases) / energy efficiency (CO2 Transcritical)  Further penetration and growth in Latin America • Secured significant turnkey orders with a major retailer for close the case in Mexico and Latin America.  Anthony acquisition provides significant access for core refrigeration products in the convenience stores and an international manufacturing footprint

Raising the Bar – HP and Anthony Low Energy Case / Door Solution 54  IP protected, integrated frame design – “heart of energy reduction” benefit  Anthony Low Energy Door part of package  Infinity edge “wall of glass” door design – aesthetically pleasing and best in energy (low and medium temperature)  30%+ energy benefit over competitors’ best-in-class offerings Will “tip” merchandisers reluctance to close traditionally open medium temperature cases

New Refrigeration Products Creating Superior Customer Value

55

Our Total Solution 30%+ More Energy-Efficient than Next Best Offering in Market

As compared to competitor "Best In Class" offering (5-door case example)


Kwh/Day
50
40
30
20
10
0
-30%+
Competitor A
Competitor B
Competitor C
Hill Phoenix-Anthony

Our Total Solution

- Low Energy Door
- Low Energy Door Frame
- ECM Fan motors
- Clearvoyant/Other LED's
- NRG High Efficiency Coil

Example: Driving Value for Retailers

Regional Retail Store – 56,000 Sq. ft.
135 Low Temp Door Openings



- Energy savings of $10K+ per year over next best offering
- Less than a 5 year payback

DOVER

Refrigeration Technology Development 56 More Less More Energy Efficiency Size of Bubble Indicates Relative Total Cost of Ownership Green 56

New Hillphoenix Site – Consolidated Georgia Operations 57 Insert rendering Facility consolidation brings new Hillphoenix Design Center and Unified Brands together to help customers with merchandising and food preparation solutions.

Aftermarket Services Platform

58

Market Opportunities	
▪ 85% of stores are 4 years or older ▪ Typical medium temp cases are open design ▪ Typical glass doors on low temp cases require heat ▪ 80% utilize R-22	▪ Product Opportunities ✓ Low Temp Door Replacement ✓ Medium Temp Close The Case ✓ R-22 Refrigeration Retrofit ✓ LED Retrofit

Market Drivers	
▪ Rising energy cost globally ▪ Food Safety regulation ▪ Government mandate energy consumption cuts ▪ R-22 costs up 50% in 18 months	▪ R-22 production ends by 2020 ▪ R-22 costs up 50% in last 18 months

Strategic Products & Services

Environmental Cost Avoidance	Energy	Refresh
▪ R-22 Change outs	▪ Close The Case ▪ LED Retrofits (Cases, Building & Canopy) ▪ Refrigeration System Optimization ▪ Energy Management Services	▪ Case Reskin ▪ Paint and Décor ▪ Complete Store Refresh

DOVER

Jeff Clark President - Anthony International

2003 2007 2004 2008 2010 2001 2005 2002 2006 2009 Flying Glass Acquired from Carrier; swing, slider door mfg Acquired from Carrier; door and lighting player Specialty glass mfg Entered Europe Re-skinning PVC slider door mfg Entered Asia Continued specialty glass roll-up Canadian re- skinner 2012 BIG Services Entered project management 2011 Anthony History Customer Responsive Solutions Addressing Energy and Merchandising Needs Despite Ever Changing Regulations 60

Anthony’s Products are Key Customer Touch Points 61  Refresh the shopping experience  Drive product merchandising  Improve retailer financial performance  Reduce energy consumption  Improve food safety

Campus - Sylmar, CA Overview of Anthony’s Global Facilities 62  Design, engineering & test  Manufacturing Facility: Glass, Door, Coating, QC, Metal Fabrication, Maintenance, Tool and Die departments  State-of-the-art showroom

Other Global Facilities 63  Glass production and administrative facilities – Madison, GA  Re-skinning of refrigerated display cases – Audubon, IA  Re-skinning of refrigerated display cases – Brantford, Ontario  Flat, curved glass and door manufacturing – Lucca, Italy  Glass production for curved lids and reach-in case doors for the Asia- Pacific market – Shanghai, China Madison, GA Audubon, IA Shanghai, China

Customers & Markets Served 64 Supermarkets Convenience Stores Big Box & Others Americas Europe Asia Americas Europe Americas Europe Asia Asia

 Double-pane, Low-E energy- efficient glass  Slim 1” aluminum rail construction  Reversible left and right swing Vista C Product Offerings  Thin all-glass doors for ultimate product visibility  Heated, laminated glass prevents condensation  Tempered glass for shopper safety  Durable sleek design Vista B Eliminaator 2  Eliminates all heat in freezer and cooler doors Warm Edge glass technology and Anti-Fog coating available  Low-Energy Perimeter Frame  Qualifies for energy rebates in many geographic regions 65 The most energy efficient glass door merchandising system in the industry

Infinity 090  Contemporary, all-glass-face door with slim 0.90” Infinity border  Double-pane, Low-E energy-efficient glass  93% Energy Savings vs. Typical Heated Door  4% More Visible Area vs. Typical Heated Door  Available in black, gray, anodized or custom colors New Product Offerings Thin Door and Low-Energy Frame  European Door Styling - EDS  5/8” thick 2-pane glass pack gives an impression of less mass  Zero heat required for the normal temp warm edge model Wrap around door rail  Greater viewing area  Plastic frame provides better thermal performance 66

New Products Offerings

67

Product	Features	Benefits
Slide Lids for Island Cases 	• Low-E energy-efficient glass • Consistent product temperature from top to bottom • Models to fit wide or narrow islands, centers or ends, and single-deck wall cases	• 50% energy savings with closed low-temp island cases • Containing the cold air in the cases allows customers to shop in a warmer and more comfortable environment • Improved food quality
Optimax Pro 24 LED Lighting 	• Highly uniform illumination with patent-pending coined optics • 50,000 hour, 5-year warranty	• Up to 75% energy savings vs. fluorescent lighting • Lower maintenance costs – Lasts much longer than fluorescent bulbs • Environmentally safe, contains no mercury
Outside Mount Frame 	• Outside Mount Frame is similar to traditional Anthony frame, but designed to mount on the exterior of the opening • The outside mount configuration substantially improves the insulation of the frame, with a corresponding reduction in anti-sweat heat	• Frame energy is reduced by up to 63% for $96/door annual energy savings • Adding no-heat doors and LED lights can boost savings up to 79% or $300/door/year.
Coatings	• Flexible coating technology • Short response times • Barrier to entry	• Specific performance by customer • Reduce energy consumption
R-22 Changeouts	• Regulatory tailwinds – R-22 production phaseout • More sustainable, environmentally friendly • Supports CTC Energy solution	• Reduction of carbon footprint • Lower cost • Environmentally friendly

Anthony Refresh Group • Over 50 years of dependability • From concept to completion • Complete Project Management • Global Experience • Complete project services that meet your needs Dover is the only company that offers a turnkey One-Stop-Shop for Close The Case projects and R-22 refrigerant conversions. 1 One Stop Shop Aftermarket Services 68

• Replacement parts available for the majority of OEM cases • Proprietary data base (30 years) case designs • Together with HP we have unmatched scalability for scoping and installations Re-skin your existing cases and save up to 75% over replacement! Anthony manages it all, with no store disruption. After Before 75 % Savings vs. Replacing Aftermarket Services Re-Skin 69 Customer retention key for our retailers

Open Cases vs. Closed Cases Individual stores can save up to 65% annually per case when cases are closed. • Reduce Costs • Increase Profits • Enhance Customer Satisfaction & Retention • Improve Food Safety • Lower Product Shrink Before 65% % Savings on Energy Aftermarket Services Before Close The Case After Close The Case Average Energy Use 35% Energy Use 65% Savings in Energy Use Energy Use Per Case Close The Case Benefits 70 After

Value of Anthony Plus Hillphoenix

71

- **Positions Anthony …**
  - Expands brand
  - Enhanced close the case capabilities
  - Aftermarket services / R-22 conversion - industry leader
  - Distribution network
  - Technology
- **Positions Hillphoenix …**
  - Utilizing Anthony's strong convenience store position to pull through HP Products
    - Display Cases
    - Specialty Bakery / Deli
    - Refrigeration Systems / Walk-Ins
    - Integrated Power / Building Management tools and services
  - Global footprint enables Hillphoenix growth outside the US
- **Anthony's brand equals energy efficient merchandising enhancement providing Hillphoenix with a strategic growth partner and Dover with the market-leading Refrigeration Platform**

DOVER